UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2014

Jos. A. Bank Clothiers, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland		21074
(Address of principal executive offices)		(Zip Code)

(410) 239-2700

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) of Jos. A. Bank Clothiers, Inc. (the “Company”) amends the Current Report on Form 8-K filed by the Company at 6:32 a.m. on February 3, 2014 (the “Prior Report”). This Amendment is filed solely to clarify that the  Prior Report was intended to replace the Company’s Current Report on Form 8-K filed at 6:03 a.m. on February 3, 2014 which had an incorrect box checked on the facing page thereof. The only box that should have been checked is the box to satisfy the Company’s filing obligation for “Soliciting material pursuant to Rule 14a-12 under the Exchange Act”.

Accordingly, this Amendment consists solely of the facing page, this explanatory note and the signature page. This Amendment should be read in conjunction, and as if filed concurrently, with the Prior Report. Except as expressly set forth in this explanatory note, this Amendment does not modify or update disclosures contained in the Prior Report, and this Amendment, therefore does not reflect events occurring after the filing of the Prior Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name: Title:	Charles D. Frazer Senior Vice President – General Counsel

Date: February 3, 2014